UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2015

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-11337	INTEGRYS HOLDING, INC.	47-1477787
(as successor to Integrys Energy Group, Inc.)
(A Wisconsin Corporation)
231 West Michigan Street
Milwaukee, WI 53201
(414) 221-2345

Former Name and Address

INTEGRYS ENERGY GROUP, INC.

200 East Randolph Street

Chicago, Illinois 60601-6207

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 29, 2015, Integrys Energy Group, Inc., a Wisconsin corporation (the “Predecessor Company”) completed the previously announced mergers contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 22, 2014, by and among Wisconsin Energy Corporation (n/k/a WEC Energy Group, Inc.), a Wisconsin corporation (“Parent”), the Predecessor Company, WEC Acquisition Corp., a Wisconsin corporation (“Merger Sub”) and Integrys Holding, Inc. (f/k/a GET Acquisition Corp.), a Wisconsin corporation (the “Company”).  Pursuant to the Merger Agreement, (i) Parent formed Merger Sub and the Company, which became parties to the Merger Agreement through execution of a joinder agreement, (ii) Merger Sub merged with and into the Predecessor Company (the “Initial Merger”), with the Predecessor Company continuing as the surviving corporation and wholly owned subsidiary of Parent (the “Initial Surviving Corporation”) and (iii) immediately following the Initial Merger, the Initial Surviving Corporation merged with and into the Company, with the Company continuing as the surviving corporation and wholly owned subsidiary of Parent (the “Subsequent Surviving Corporation” and such merger, the “Subsequent Merger” and, together with the Initial Merger, the “Merger”).

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Company pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Company prior to the effective time of the Subsequent Merger (the “Subsequent Merger Effective Time”) and the Company as of the Subsequent Merger Effective Time.  Pursuant to Rule 12g-3(a) under the Exchange Act, the 6.00% Junior Subordinated Notes due 2073 of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.       Entry into a Material Definitive Agreement.

Assumption Agreements

In connection with the Merger, and effective as of the Subsequent Merger Effective Time, the Company, pursuant to assumption agreements (the “Assumption Agreements”), assumed and agreed to pay and perform when due all obligations of the Predecessor Company pursuant to the Predecessor Company’s (i) Five-Year Credit Agreement dated as of June 13, 2012 among the Predecessor Company, U.S. Bank National Association, as administrative agent, and various other financial institutions and (ii) Five-Year Credit Agreement dated May 8, 2014 among the Predecessor Company, JPMorgan Chase Bank, N.A., as administrative agent, and various other financial institutions.

The foregoing summaries of the Assumption Agreements do not purport to be complete and are qualified in their entirety by reference to the Assumption Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated into this Item 1.01 by reference.

Supplemental Senior Indenture

Effective June 29, 2015, the Company entered into the Sixth Supplemental Indenture (the “Supplemental Senior Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), which amends and supplements the Indenture (the “Senior Indenture”), dated as of October 1, 1999, as supplemented by the First Supplemental Indenture, dated as of November 1, 1999, the Second Supplemental Indenture, dated as of November 1, 2002, the Third Supplemental Indenture, dated as of June 1, 2009, the Fourth Supplemental Indenture, dated as of June 1, 2009, and the Fifth Supplemental Indenture, dated as of November 1, 2010, executed by the Predecessor Company.  Under the Senior Indenture, the Predecessor Company previously issued 8% Senior Notes Due June 1, 2016, of which $55 million in principal amount remains outstanding as of the date hereof, and 4.170% Senior Notes Due November 1, 2020, of which $250 million in principal amount remains outstanding as of the date hereof (collectively, the “Senior Securities”).

Pursuant to the terms of the Supplemental Senior Indenture, upon consummation of the Subsequent Merger, the Company expressly assumed all the obligations of the Predecessor Company under the Senior Indenture and the Senior Securities, and the Company succeeded to, and was substituted for, and may exercise every right and power of, the Predecessor Company under the Senior Indenture with the same effect as if the Company had been named as the Predecessor Company in the Senior Indenture.

The foregoing summary of the Supplemental Senior Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Senior Indenture, a copy of which is attached hereto as Exhibit 4.1, and is incorporated into this Item 1.01 by reference.

Supplemental Subordinated Indenture

Effective June 29, 2015, the Company entered into the Third Supplemental Indenture (the “Supplemental Subordinated Indenture”) with the Trustee, which amends and supplements the Indenture (the “Subordinated Indenture”), dated as of November 13, 2006, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006, and the Second Supplemental Indenture, dated as of August 15, 2014, executed by the Predecessor Company.  Under the Subordinated Indenture, the Predecessor Company previously issued 6.11% Junior Subordinated Notes Due 2066, of which $269.8 million in principal amount remains outstanding as of the date hereof, and 6.00% Junior Subordinated Notes Due 2073, of which $400 million in principal amount remains outstanding as of the date hereof (collectively, the “Subordinated Securities”).

Pursuant to the terms of the Supplemental Subordinated Indenture, upon consummation of the Subsequent Merger, the Company expressly assumed all the obligations of the Predecessor Company under the Subordinated Securities and the Subordinated Indenture, and the Company succeeded to, and was substituted for, and may exercise every right and power of, the Predecessor Company under the Subordinated Indenture with the same effect as if the Company had been named as the Predecessor Company in the Subordinated Indenture.

The foregoing summary of the Supplemental Subordinated Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Subordinated

Indenture, a copy of which is attached hereto as Exhibit 4.2, and is incorporated into this Item 1.01 by reference.

Item 2.01.       Completion of Acquisition or Disposition of Assets.

As described above in the Introductory Note to this Current Report on Form 8-K, on June 29, 2015, the Predecessor Company completed the Merger pursuant to the Merger Agreement.

At the effective time of the Initial Merger (the “Initial Merger Effective Time”), each share of common stock of the Predecessor Company, par value $1.00 per share (“Predecessor Company Common Stock”), issued and outstanding immediately prior to the Initial Merger Effective Time (other than shares owned by the Predecessor Company or Parent) was cancelled and converted into the right to receive (i) $18.58 in cash, without interest and (ii) 1.128 validly issued, fully paid and nonassessable shares of common stock of Parent, par value $0.01 per share (“Parent Common Stock”).

At the Initial Merger Effective Time, each option to purchase shares of Predecessor Company Common Stock, each restricted stock unit payable in shares of Predecessor Company Common Stock (whether subject to performance-based or time-based vesting) and each stock unit credited to the account of any participant in the Predecessor Company’s deferred compensation plan, in each case, that was outstanding immediately prior to the Initial Merger Effective Time, whether vested or unvested, was cancelled at the Initial Merger Effective Time with cash consideration to be paid therefor in accordance with the terms of the Merger Agreement.

At the Subsequent Merger Effective Time, the Predecessor Company merged with and into the Company, with the Company continuing as the surviving company and wholly owned subsidiary of Parent.  In addition, effective as of the open of trading on the New York Stock Exchange (“NYSE”) on June 30, 2015, the shares of Predecessor Company Common Stock, which trade under the symbol “TEG,” will cease trading on, and will be delisted from, the NYSE.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference to Exhibit 2.1 to Integrys Energy Group, Inc.’s Current Report on Form 8-K filed with the SEC on June 23, 2014.

Item 2.03.       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Subsequent Merger, as of the Subsequent Merger Effective Time, the Company assumed by operation of law the prior debts, liabilities, obligations and duties of the Predecessor Company.  For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Company’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 2.03 by reference.

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 29, 2015, the Company notified the NYSE of the completion of the Merger. The Company requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to remove the Predecessor Company Common Stock from listing on the NYSE and from registration under Section 12(b) of the Exchange Act.

In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Predecessor Company Common Stock be suspended.

Item 3.03.       Material Modification to Rights of Security Holders.

The information under Item 1.01 of this Current Report on Form 8-K with respect to the Senior Securities and the Subordinated Securities, and the information under Item 2.01 of this Current Report on Form 8-K with respect to the shares of Predecessor Company Common Stock, are incorporated herein by reference.

Item 5.01.       Changes in Control of the Registrant.

The disclosure under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers of the Initial Surviving Corporation

On June 29, 2015, effective at the Initial Merger Effective Time, all of the individuals who were serving as directors of the Predecessor Company immediately prior to the Initial Merger ceased serving in such capacities, and the following individuals, who were the directors of Merger Sub immediately prior to the Initial Merger Effective Time, became the directors of the Initial Surviving Corporation: Gale E. Klappa (Chairman), Allen L. Leverett, and Susan H. Martin.

In addition, effective at the Initial Merger Effective Time, all of the individuals who were serving as officers of the Predecessor Company immediately prior to the Initial Merger ceased serving in such capacities.  Among others, Gale E. Klappa (age 64) became the Chairman, Allen L. Leverett (age 48) became the President of the Initial Surviving Corporation, and J. Patrick Keyes (age 49) became the Vice President and Treasurer of the Initial Surviving Corporation.

Mr. Klappa has served as Chairman and Chief Executive of Parent since May 2004, and served as President from April 2003 to August 2013.  He also has served as Chairman of Wisconsin Electric Power Company and Wisconsin Gas LLC, both subsidiaries of Parent, since May 2004, and as Chief Executive Officer and President since August 2003.  Wisconsin Electric and Wisconsin Gas operate under the trade name of “We Energies.”

Mr. Leverett was appointed President of Parent in August 2013. He also has served as the principal executive officer of Parent’s electric utility generation operations since March 2011.  Mr. Leverett joined Parent in 2003 as Chief Financial Officer.  In May 2004, he was named Executive Vice President and Chief Financial Officer of Parent and We Energies, and served in this role until March 2011.

Mr. Keyes was appointed Executive Vice President and Chief Financial Officer of Parent and We Energies in September 2012.  Prior to joining Parent in April 2011 as Vice President and Treasurer, Mr. Keyes had been a Senior Executive with Accenture since September 2001.

Directors and Officers of the Subsequent Surviving Corporation

On June 29, 2015, effective at the Subsequent Merger Effective Time, all of the individuals who were serving as directors of the Initial Surviving Corporation immediately prior to the Subsequent Merger ceased serving in such capacities, and the following individuals, who were the directors of the Company immediately prior to the Subsequent Merger Effective Time, became the directors of the Subsequent Surviving Corporation: Gale E. Klappa (Chairman), Allen L. Leverett, J. Patrick Keyes, and Susan H. Martin.  In addition, effective at the Subsequent Merger Effective Time, all of the individuals who were serving as officers of the Initial Surviving Corporation immediately prior to the Subsequent Merger ceased serving in such capacities.  Among others, Gale E. Klappa became the Chairman and Chief Executive Officer of the Company, Allen L. Leverett became the President of the Company, J. Patrick Keyes became the Executive Vice President and Chief Financial Officer of the Company, and Stephen P. Dickson (age 54) became the Vice President and Controller of the Company.

Mr. Dickson has served as Controller of Parent and We Energies since 2000 and as Vice President since 2005.

There are no family relationships between Messrs. Klappa, Leverett, Keyes and Dickson and any director or executive officer of the Company, and neither of them has any direct or indirect material interest in any transactions with the Company.

Predecessor Company Plans

At the Initial Merger Effective Time, each option to purchase shares of Predecessor Company Common Stock, each restricted stock unit payable in shares of Predecessor Company Common Stock (whether subject to performance-based or time-based vesting) and each stock unit credited to the account of any participant in the Predecessor Company’s deferred compensation plan, in each case, that was outstanding immediately prior to the Initial Merger Effective Time, whether vested or unvested, was cancelled at the Initial Merger Effective Time with cash consideration to be paid therefor in accordance with the terms of the Merger Agreement.

Item 5.03.  Amendments to Articles of Incorporation and Bylaws.

Initial Surviving Corporation

Effective at the Initial Merger Effective Time, the articles of incorporation of the Predecessor Company, as the surviving corporation in the Initial Merger, were amended and restated in their entirety to read as the articles of incorporation of Merger Sub, and the bylaws of the Predecessor Company were amended and restated in their entirety to read as the bylaws of Merger Sub.

Subsequent Surviving Corporation

Effective at the Subsequent Merger Effective Time, the articles of incorporation of the Company in effect immediately prior to the Subsequent Merger Effective Time became the articles of incorporation of the Subsequent Surviving Corporation, and the bylaws of the Company in effect immediately prior to the Subsequent Merger Effective Time became the bylaws of the Subsequent Surviving Corporation.

The articles of incorporation and bylaws of the Company as currently in effect are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

2.1                               Agreement and Plan of Merger dated as of June 22, 2014, between Integrys Energy Group, Inc. and Wisconsin Energy Corporation (incorporated by reference to Exhibit 2.1 to Integrys Energy Group, Inc.’s Current Report on Form 8-K filed with the SEC on June 23, 2014)

3.1                               Articles of Incorporation of Integrys Holding, Inc.

3.2                               Bylaws of Integrys Holding, Inc.

4.1                               Sixth Supplemental Indenture, effective June 29, 2015, between Integrys Holding, Inc. and U.S. Bank National Association, as trustee

4.2                               Third Supplemental Indenture, effective June 29, 2015, between Integrys Holding, Inc. and U.S. Bank National Association, as trustee

10.1                        Assumption Agreement, effective June 29, 2015, executed by Integrys Holding, Inc., related to the Five-Year Credit Agreement dated as of June 13, 2012 among Integrys Energy Group, Inc., U.S. Bank National Association, as administrative agent, and various other financial institutions

10.2                        Assumption Agreement, effective June 29, 2015, executed by Integrys Holding, Inc., related to the Five-Year Credit Agreement dated May 8, 2014 among Integrys Energy Group, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and various other financial institutions

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS HOLDING, INC.
(Registrant)

By:	/s/ Stephen P. Dickson
Name: Stephen P. Dickson
Title: Vice President and Controller

Dated: June 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of June 22, 2014, between Integrys Energy Group, Inc. and Wisconsin Energy Corporation (incorporated by reference to Exhibit 2.1 to Integrys Energy Group, Inc.’s Current Report on Form 8-K filed with the SEC on June 23, 2014)

3.1	Articles of Incorporation of Integrys Holding, Inc.

3.2	Bylaws of Integrys Holding, Inc.

4.1	Sixth Supplemental Indenture, effective June 29, 2015, between Integrys Holding, Inc. and U.S. Bank National Association, as trustee

4.2	Third Supplemental Indenture, effective June 29, 2015, between Integrys Holding, Inc. and U.S. Bank National Association, as trustee

10.1

Assumption Agreement, effective June 29, 2015, executed by Integrys Holding, Inc., related to the Five-Year Credit Agreement dated as of June 13, 2012 among Integrys Energy Group, Inc., U.S. Bank National Association, as administrative agent, and various other financial institutions

10.2

Assumption Agreement, effective June 29, 2015, executed by Integrys Holding, Inc., related to the Five-Year Credit Agreement dated May 8, 2014 among Integrys Energy Group, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and various other financial institutions